First Quarter 2014 Financial Results Supplement May 8, 2014 Exhibit 99.2

Table of contents
Business Results Credit Supplement
3 - Quarterly Financial Results
20 -
National Home Prices
4 - Comprehensive Income
21 -
State-by-State Home Prices:  June 2006 to March 2014
5 - Senior Preferred Stock Purchase Agreement with Treasury
22 -
State-by-State Home Prices:  March 2013 to March 2014
6 - Treasury Draw Requests and Dividend Payments
23 -
Mortgage Market and Freddie Mac Serious Delinquency Rates
7 - Total Equity and Senior Preferred Stock Activity
24 -
8 - Single-Family Guarantee Fees Charged on New Acquisitions
25 -
9 - Structured Agency Credit Risk (STACR
®
) Debt Note Issuances
26 -
10 - Loan Loss Reserves
27 -
11 -
28 -
12 -
29 -
13 -
30 -
14 -
31 -
15 -
32 -
Multifamily Portfolio Composition
16 -
33 -
Multifamily Securitization Volume
17 -
34 -
Multifamily New Business Volume by State
18 -
35 -
Multifamily Mortgage Portfolio UPB Concentration by State
36 -
Multifamily Mortgage Portfolio by Attribute
37 -
Multifamily Mortgage Portfolio by Attribute, Continued
38 - Multifamily Market and Freddie Mac Delinquency Rates
Loan Purpose of Single-Family Credit Guarantee Portfolio
Purchases
Credit Quality of Single-Family Credit Guarantee Portfolio Purchases
Single-Family Credit Guarantee Portfolio Characteristics
Single-Family 1Q 2014 Credit Losses and REO by Region and State
Single-Family Credit Profile by Book Year and Product Feature
Single-Family Serious Delinquency Rates by State and Region
Aging of Single-Family Seriously Delinquent Loans by Judicial and
Non-Judicial States
Real Estate Owned
Single-Family Cumulative Foreclosure Transfer and Short Sale
Rates by Book Year
Market Liquidity Provided
Single-Family Refinance Activity
Performance of Single-Family Modified Loans
Single-Family Loan Modifications
Single-Family Loan Workouts
Administrative Expenses
Purchase Agreement Portfolio Limits

Quarterly financial results
Line 3: A shift from derivative gains in 4Q13 to
derivative losses in 1Q14 primarily driven by
losses on the net pay-fixed swap portfolio as long-
term interest rates decreased.
Line 13: Higher income tax expense primarily
driven by a higher effective tax rate in 1Q14.  In
2014, the company expects its effective tax rate to
be marginally below the statutory rate of 35
percent.
Note: Columns and rows may not add due to rounding.
($ Billions) 1Q 2014
vs
4Q 2013 1Q 2014 4Q 2013
1 Net interest income
$3.8 $3.5 ($0.3)
2 (Provision) benefit for credit losses
0.2 (0.1) (0.3)
3 Derivative gains (losses) 1.0 (2.4) (3.3)
4
Net impairment of available-for-sale
securities recognized in earnings
(1.3) (0.4) 0.9
5 Other non-interest income
6.1 5.8 (0.3)
6 Non-interest income 5.8 3.1 (2.6)
7 Total administrative expenses (0.5) (0.5) 0.0
8 Real estate owned operations expense (0.0) (0.1) (0.0)
9
Temporary Payroll Tax Cut Continuation
Act of 2011 expense
(0.2) (0.2) (0.0)
10 Other non-interest income (expense)
0.3 (0.1) (0.4)
11 Non-interest expense (0.4) (0.8) (0.4)
12 Pre-tax income 9.3 5.8 (3.6)
13 Income tax expense
(0.7) (1.7) (1.0)
14 Net income 8.6 4.0 (4.6)
15 Total other comprehensive income,
net of taxes
1.2 0.5 (0.7)
16 Comprehensive income $9.8 $4.5 ($5.3)

Comprehensive income
A
B
C = A + B
$ Billions
$1.8
$2.9
$5.6
$5.7
$7.0
$4.4
$30.4
$9.8
$4.5
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
¹
4Q
2013
1Q
2014
Net income
Comprehensive income
1
2
Total other comprehensive income (loss), net of taxes
²
Net income and Comprehensive income include $23.9 billion non-cash benefit from releasing the valuation allowance on deferred tax assets.
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.

Senior Preferred Stock Purchase Agreement with
Treasury
Senior preferred stock outstanding and held by Treasury remained $72.3 billion at
March 31, 2014.
1
»
Dividend payments do not reduce prior Treasury draws.
» Any future draws will increase the balance of senior preferred stock outstanding.
Since entering conservatorship in September 2008, Freddie Mac has:
» Received cumulative draws of $71.3 billion from Treasury.  No draws have been requested for the past eight quarters; last draw request was $19 million for first quarter 2012.
Freddie Mac’s net worth was $6.9 billion at March 31, 2014.
» Capital reserve amount is $2.4 billion for quarterly payments in 2014, and will be reduced by
$600 million each year thereafter until it reaches zero on January 1, 2018.
» Dividend obligation to Treasury will be $4.5 billion in June 2014.
» Aggregate cash dividends paid to Treasury will total $86.3 billion including the June dividend obligation, versus cumulative cash draws of $71.3 billion received from Treasury through
March 31, 2014.
The amount of remaining Treasury funding currently available to Freddie Mac under the Purchase Agreement is $140.5 billion. Any future draws will reduce this amount.
1

Senior preferred stock outstanding of $72.3 billion at March 31, 2014 includes cumulative draws of $71.3 billion plus the initial liquidation preference of $1 billion.

Dividend Payments to Treasury
Draw Requests from Treasury

Treasury draw requests and dividend payments
$ Billions
5
4
Draws From Treasury Dividend Payments to Treasury
3
($ Billions)
Cumulative
Total
Total Senior Preferred Stock
Outstanding
$72.3
Less: Initial Liquidation Preference
1 $1.0
Treasury Draws $71.3
($ Billions)
Cumulative
Total
Dividend Payments as of 03/31/14 $81.8
2Q 2014 Dividend Obligation $4.5
Total Dividend Payments
2
$86.3
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
$0.0
2008 2009 2010 2011 2012 2013 YTD
2014
$0.2
$4.1
$5.7
$6.5
$7.2
$47.6
$10.4
2008 2009 2010 2011 2012 2013 YTD
2014
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
Amounts may not add due to rounding.
Amount does not include the June 2014 dividend obligation of $4.5 billion.
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q 2012 was funded in 2Q 2012).
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2013 for more information.
1
2
3
4
5

Total equity and Senior Preferred Stock activity
1
See the company’s 10-Q for the quarter ended March 31, 2014 for a description of the company’s dividend obligation to Treasury.
2
Includes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.
Note: Columns may not add due to rounding.
($ Billions)
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
1 Beginning balance - Total equity / GAAP net worth $8.8 $10.0 $7.4 $33.4 $12.8
2 Capital draw funded by Treasury - - - - -
3 Net income 4.6 5.0 30.5 8.6 4.0
4 Total other comprehensive income (loss), net of taxes 2.4 (0.6) (0.0) 1.2 0.5
5 Comprehensive income
7.0 4.4 30.4 9.8 4.5
6 Dividends paid to Treasury (5.8) (7.0) (4.4) (30.4) (10.4)
7 Other - - - - -
8 Ending balance - Total equity / GAAP net worth
¹
$10.0 $7.4 $33.4 $12.8 $6.9
9
Aggregate liquidation preference of the senior preferred stock
²
$72.3 $72.3 $72.3 $72.3 $72.3
10 Remaining senior preferred stock funding available $140.5 $140.5 $140.5 $140.5 $140.5

Single-family guarantee fees charged on new
acquisitions
Quarterly
In Basis Points, Annualized
Annual
In Basis Points
Legislated 10 Basis Point Guarantee Fee Remitted to Treasury
¹
Single-Family Guarantee Fee Charged on New Acquisitions (excluding amounts remitted to Treasury)
²
Effective April 1, 2012, guarantee fees charged on single-family loans sold to Freddie Mac were increased by 10 basis points.  Under the Temporary Payroll Tax Cut Continuation
Act of 2011, Freddie Mac is required to remit the proceeds from this increase to Treasury.  Given the April 1, 2012 effective date, the impact of the increase on average guarantee fees for full-year 2012 was 7.5 basis points.
Represents the estimated rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.  Also includes the effect of pricing adjustments that are based on the relative performance of our
PCs compared to comparable Fannie Mae securities.
1
2

$0.5
$0.6
$1.0
3Q13 4Q13 1Q14
Structured Agency Credit Risk (STACR
®
) debt note
issuances
9
$ Billions
1
The reference pool for the April 2014 STACR debt note issuance represented an unpaid principal balance of $28.1 billion.
2
Includes the first loss risk held by Freddie Mac.
$22.6 $35.3 $32.4
STACR Reference Pool
²
($ Billions)
($ Billions)
Cumulative
Total
STACR Debt Note Issuance as of 03/31/14
$2.1
April 2014 Issuance¹
$1.0
Total Issuance $3.1

Loan loss reserves
1
1
Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income.
2
Consists of the allowance for loan losses and the reserve for guarantee losses.
2
$ Billions
($3.3)
($2.9)
($3.0)
($2.5)
($2.1)
($1.9)
($0.6)
($0.4)
($0.9)
$1.8
$0.2
$0.6
($0.7)
($0.5)
($0.6)
($1.1)
($0.2)
$0.1
$38.3
$35.8
$33.8
$30.9
$28.6
$26.4
$25.0
$24.7
$24.1
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Net Charge-offs Provision (Benefit) Loan Loss Reserves (Period End Balances)

Real estate owned¹
Property Inventory
1Q 2014 Activity
Geographic Distribution
2
Based on Number of Properties in Inventory
Historical Trend
Ending Property Inventory
((Number of Properties)
In 1Q14, REO inventory declined primarily due to lower single-family foreclosure activity as a result of Freddie Mac’s loss mitigation efforts and a declining amount of delinquent loans.
The Southeast region comprised 31 percent of the company’s REO property inventory at
March 31, 2014. In this region, Florida comprised 20 percent of the company’s single-
family inventory at March 31, 2014 and has been one of the states with high REO severity rates in the last several years.
The North Central region comprised 30 percent of Freddie Mac’s REO property inventory as of March 31, 2014. This region generally has experienced more challenging economic conditions, and includes a number of states with longer foreclosure timelines due to the local laws and foreclosure process for single-family mortgage loans. Seven of the nine states in the North Central region require a judicial foreclosure process. The North Central region experienced a decline in REO acquisition activity during 1Q14 compared to 4Q13 primarily due to a decline in the number of loans that transitioned to serious delinquency in recent periods.
((Number of Properties)
((Number of Properties)
47,308
43,567
14,385
(18,126)
12/31/13
Inventory
Acquisitions Dispositions 03/31/14
Inventory
59k
47k
53k
51k
49k
48k
45k
47k
44k
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
8k
14k
16k
4k
5k
8k
14k
13k
4k
5k
Northeast Southeast North Central Southwest West
12/31/13 03/31/14
Includes single-family and multifamily REO.  Multifamily ending property inventory was 1 property as of December 31, 2013 and 2 properties as of March 31, 2014.
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
1
2

Market liquidity provided
Number of Families Freddie Mac Helped
to Own or Rent a Home¹
In Thousands
Purchase and Issuance Volume²
(Single-Family and Multifamily)
$ Billions
1
For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through the company’s guarantor swap program, issuances of other guarantee
commitments,
issuances of other structured securities and purchases of non-Freddie Mac mortgage-related securities.
Number of Families Freddie Mac Helped to Own or Rent a Home
¹
(In Thousands)
Refinance borrowers (includes HARP)
Purchase borrowers
Multifamily rental units
Freddie Mac Purchase and Issuance Volume
²
Cumulative Totals
Since 2009
11,624
$2.3 Trillion
7,815
2,136
1,673

Single-family refinance activity¹
2009 2010 2011 2012 2013
1Q
2014
Cumulative
Total
Number of Borrowers
²
(In Thousands)
Other Refinance 1,595 947 740 996 944 81 5,303
Relief Refinance - LTV 80% 83 324 268 253 270 29 1,227
Relief Refinance - LTV > 80% to 100%
(HARP)³
72 166 126 191 168 17 740
Relief Refinance - LTV > 100% to 125%
(HARP)³
14 43 59 144 110 9 379
Relief Refinance - LTV > 125%
(HARP)³
0 0 0 99 63 4 166
Total Number of Borrowers 1,764 1,480 1,193 1,683 1,555 140 7,815
$ Volume (In Billions)
Other Refinance $345 $200 $168 $228 $210 $17 $1,168
Relief Refinance - LTV 80% $15 $58 $42 $36 $37 $4 $192
Relief Refinance - LTV > 80% to 100%
(HARP)³
$17 $38 $27 $37 $30 $2 $151
Relief Refinance - LTV > 100% to 125%
(HARP)³
$3 $10 $13 $30 $21 $2 $79
Relief Refinance - LTV > 125%
(HARP)³
$0 $0 $0 $20 $11 $1 $32
Total $ Volume $380 $306 $250 $351 $309 $26 $1,622
Consists of all single-family refinance mortgage loans that the company either purchased or guaranteed during the period, including those associated with other guarantee commitments and Other Guarantee Transactions.
Some loans have multiple borrowers, but the company has counted them as one borrower for this purpose.  For the periods presented, a borrower may be counted more than once if the company purchased more than one refinance loan relating to the same borrower.
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.
HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.
1
2
3

Repayment plans

Loan modifications
Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions
Single-family loan workouts
1
Home Retention Actions
2
Foreclosure Alternatives
2
133
275
46
208
41
41
1
Consists of both home retention actions and foreclosure alternatives.
2
These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure or a short sale or deed-in-lieu transaction in a later period.
40
169
168
34
0
30
60
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Number of Loans
(000)
0
50
100
150
200
250
300
2009 2010 2011 2012 2013
Number of Loans
(000)
Number of Families Avoiding Foreclosure
1
(In Thousands)
Families Retaining Homes
Cumulative Totals Since
2009
987
8 out of every 10

No change in terms
Term extension
Change in interest rate, and in certain cases, term extension
Change in interest rate, term extension and
principal forbearance
15
Single-family loan modifications
Single-family Loan Modifications
(HAMP and non-HAMP)
1
2
65
170
109
21
19
21
70
23
83
19
0
10
20
30
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Number of
Loans
(000)
0
40
80
120
160
200
2009 2010 2011 2012 2013
Number of
Loans
(000)
  Includes completed loan modifications under HAMP and under the company’s other modification programs.  Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in a modification trial period.
Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing and non-amortizing.
Note: Totals may not recalculate due to rounding.
1
2

Quarterly Percentages of Modified Single-Family Loans
(HAMP and non-HAMP) ¹
Performance of single-family modified loans
Time Since Modification 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
3 to 5 months 85% 87% 84% 85% 86% 85% 84% 83%
6 to 8 months 80% 83% 82% 81% 81% 79% 82% N/A
9 to 11 months 77% 81% 78% 78% 78% 80% N/A N/A
12 to 14 months 76% 78% 76% 75% 78% N/A N/A N/A
15 to 17 months 74% 77% 73% 76% N/A N/A N/A N/A
18 to 20 months 73% 75% 74% N/A N/A N/A N/A N/A
21 to 23 months 71% 76% N/A N/A N/A N/A N/A N/A
24 to 26 months 73% N/A N/A N/A N/A N/A N/A N/A
% Current and Performing
Quarter of Loan Modification Completion²
1
2
Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full.  Excludes loans in modification trial periods.
Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

17 Administrative expenses Annual Quarterly

Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit

Purchase Agreement portfolio limits
Indebtedness
1, 3
($ Billions)
Mortgage Assets
1, 2
($ Billions)
Indebtedness limit
Total debt outstanding
1
2
3
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2013 for more information.
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.

19 Credit Supplement

National home prices have experienced a cumulative
decline of 15% since June 2006
3.0
4.8
2.7
0.4
1.3
2.1
(0.8)
(1.6)
0.8
0.8
(2.2)
(4.4)
(3.2)
(0.9)
(2.9)
(5.4)
(2.7)
1.2
0.0
(1.6)
(0.3)
0.7
(2.5)
(2.8)
(1.2)
1.1
(1.1)
(2.0)
0.5
4.1
1.2
0.2
2.8
5.4
1.6
(0.7)
1.2
(6)
(4)
(2)
0
2
4
6
1Q
2005
4Q
2005
3Q
2006
2Q
2007
1Q
2008
4Q
2008
3Q
2009
2Q
2010
1Q
2011
4Q
2011
3Q
2012
2Q
2013
1Q
2014
Percent
(%)
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-
family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s.  The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline calculated as the percent change from June 2006 to March 2014.
Source: Freddie Mac.
1
1

4%
AK
0%
-13 to -1%
-22%
-21 to -14%
CT -23%
DC 26%
DE -16%
0%
HI
RI -29%
MA
MD
NJ -23%
Home price performance by state
June 2006 to March 2014
United States - 15%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac
21
-6%
AL
-4%
AR
-28%
AZ
-20%
CA
7%
CO
-35%
FL
-16%
GA
1%
IA
-16%
ID
-24%
IL
-5%
IN
-1%
KS
KY -4%
2%
LA
-21%
-15%
ME
-21%
MI
-17%
MN
-13%
MO
-7%
MS
4%
MT
NC -7%
38%
ND
2%
NE
-12%
NM
-41%
NV
-11%
NY
-15%
OH
7%
OK
-11%
OR
-9%
PA
-9%
SC
9%
SD
TN -1%
17%
TX
0%
UT
-14%
VA
-6%
VT
-14%
WA
-16%
WI
1%
WV
6%
WY
-20%
NH
-11%
1

6%
AL
1%
AK
9%
4 to 8%
-3 to 0%
1 to 3%
-1%
AR
12%
AZ
16%
CA
8%
CO
CT 0%
DC 10%
DE 5%
9%
FL
9%
GA
8%
HI
3%
IA
6%
ID
6%
IL
3%
IN
3%
KS
KY 1%
2%
LA
4%
-3%
ME
11%
MI
6%
MN
4%
MO
1%
MS
7%
MT
NC 3%
6%
ND
4%
NE
NJ 2%
2%
NM
18%
NV
2%
NY
4%
OH
2%
OK
11%
OR
0%
PA
RI 2%
4%
SC
2%
SD
TN 5%
8%
TX
7%
UT
3%
VA
7%
WA
3%
WI
1%
WV
4%
WY
3%
6%
MD
MA
NH
Home price performance by state
March 2013 to March 2014
1
United States 8%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac

0%
VT

19.92%
5.41%
3.08%
2.39%
Single-family Serious Delinquency Rates
Mortgage market and Freddie Mac serious delinquency
rates
0
4
8
12
16
20
24
28
32
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
Sep-
11
Dec-
11
Mar-
12
Jun-
12
Sep-
12
Dec-
12
Mar-
13
Jun-
13
Sep-
13
Dec-
13
Total Mortgage Market Prime
¹
Subprime
¹
Freddie Mac
¹
²
1
2

Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the first quarter of
2014.
   See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K
for the year ended December 31, 2013, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at March 31, 2014 was 2.20%.

Total
Refinance
Loans:
53%
Loan purpose of single-family credit guarantee
portfolio purchases
1
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s relief refinance initiative also allows borrowers with LTV ratios at or below 80% to participate.
Percent (%)
3
2005 2006 2007 2008 2009 2010 2011 2012 2013 1Q
2014
Purchase Other Refinance
HARP
¹
Relief Refinance (Non-HARP)
¹

Credit quality of single-family credit guarantee portfolio
purchases
2009 2010 2011 2012 2013
1Q
2014
Weighted Average Original LTV Ratio
¹
Relief refinance (includes HARP) 80% 77% 77% 97% 91% 86%
All other 66% 67% 67% 68% 71% 75%
Total purchases 67% 70% 70% 76% 75% 77%
Weighted Average Credit Score
²
Relief refinance (includes HARP) 738 747 744 740 727 711
All other 757 758 759 762 756 747
Total purchases 756 755 755 756 749 740
2009 2010 2011 2012 2013
1Q
2014
Purchase of Relief Refinance Mortgages > 80% LTV (HARP loans)
³
$ Billions $19.6 $47.9 $39.7 $86.9 $62.5 $5.2
% of single-family credit guarantee portfolio purchases 4% 12% 12% 20% 15% 10%
   Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
   Credit score data is based on FICO scores at the time of origination and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 to 850 points.
   HARP is the portion of the company’s relief refinance initiative targeted at borrowers with current LTV ratios above 80%.
1
2
3

Single-family 1Q 2014 credit losses and REO
by region and state
($ Billions) % of Total
UPB
2
($ Millions) % of Total
Serious
Delinquency
Rate
3
(%)
1Q 2014
Acquisitions
($ Millions)
REO
Inventory
($ Millions)
% of Total
Inventory ($ Millions) % of Total
Region
6
1
West
$465 28% $7,896 20% 1.55% $423 $1,080 15% $79 8%
2
Northeast
430 26 15,014 38 3.10% 411 1,517 22 258 27
3
North Central
289 18 5,118 13 1.67% 422 1,778 26 228 23
4
Southeast
272 16 9,378 23 3.07% 810 2,125 30 356 37
5
Southwest
195 12 2,242 6 1.25% 151 461 7 46 5
6
Total
$1,651 100% $39,648 100% 2.20% $2,217 $6,961 100% $967 100%
State
7
Arizona, California, Florida & Nevada
7 $423 26% $11,204 28% 2.63% $861 $2,130 31% $310 32%
8
Illinois, Michigan & Ohio
8
174 10 3,732 10 1.95% 291 1,326 19 168 17
9
New York & New Jersey
9
145 9 8,759 22 4.98% 91 274 4 103 11
10
All other
909 55 15,953 40 1.72% 974 3,231 46 386 40
11
Total
$1,651 100% $39,648 100% 2.20% $2,217 $6,961 100% $967 100%
Total Portfolio UPB
1
Seriously Delinquent Loans
REO Acquisitions & Balance
4
Credit Losses
5
Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at March 31, 2014.
UPB amounts exclude $394 million of Other Guarantee Transactions since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Based on the UPB of loans at the time of REO acquisition.
Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations (income) expense for 1Q 2014.
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR,
SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
Represents the four states that had the largest cumulative declines in home prices during the housing crisis that began in 2006, as measured using Freddie Mac’s home price index.
Represents selected states in the North Central region that have experienced adverse economic conditions since 2006.
Represents two states with a judicial foreclosure process in which there are a significant number of seriously delinquent loans within Freddie Mac’s single-family credit guarantee portfolio.
1
2
3
4
5
6
7
8
9

1.2%
Single-family serious delinquency rates by state and
region
27
Single-family Serious Delinquency Rates
By State
1,2
Single-family Serious Delinquency Rates
By Region
1,3
1
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage
Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K for the year ended December 31, 2013, for information about the company’s reported delinquency rates.
2
States presented are those with the highest number of seriously delinquent loans within Freddie Mac’s single-family credit guarantee portfolio as of March 31, 2014.
3
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC,
PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
1.7%
2.2%
3.1%
3.1%
5.6%
6.0%
2.2%
2.5%
4.3%
1.3%
1.6%
0
2
4
6
8
10
12
14
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
Percent
California Florida Illinois New Jersey New York Total
0
1
2
3
4
5
6
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
Percent
West Northeast North Central Southeast Southwest Total

Aging of single-family seriously delinquent loans by
judicial and non-judicial states

1
Excludes loans underlying certain single-family Other Guarantee Transactions since the geographic information is not available to us for these loans.  As of March 31, 2014, the states and territories classified as having a judicial foreclosure process consist of:  CT, DE, FL, HI, IA, IL, IN, KS, KY, LA, ME, ND, NE, NJ, NM, NY, OH, OK, OR, PA, PR, SC, SD, VI,
VT and WI.  All other states are classified as having a non-judicial foreclosure process. Judicial foreclosures are those conducted under the supervision of a court.
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
Judicial Review States
¹
Less than or equal to 1 year 73,887 23% 59,129 23% 54,249 23%
More than 1 year and less than or equal to 2 years 45,464 14% 30,604 12% 27,853 12%
More than 2 years 76,125 24% 65,154 26% 61,022 26%
Non-Judicial States
¹
Less than or equal to 1 year 78,209 24% 60,175 24% 54,636 24%
More than 1 year and less than or equal to 2 years 26,764 8% 17,968 7% 16,263 7%
More than 2 years 23,062 7% 19,731 8% 18,427 8%
Combined
¹
Less than or equal to 1 year 152,096 47% 119,304 47% 108,885 47%
More than 1 year and less than or equal to 2 years 72,228 22% 48,572 19% 44,116 19%
More than 2 years 99,187 31% 84,885 34% 79,449 34%
Total 323,511 100% 252,761 100% 232,450 100%
As of 03/31/13 As of 12/31/13 As of 03/31/14

Single-family credit guarantee portfolio characteristics
1
Option FICO FICO
Original
LTV
FICO < 620 &
Original
Attribute
Alt-A
2
Interest-only
3
ARM < 620
4
620 – 659
4
> 90% LTV > 90%
4
1 UPB $ Billions $1,651 $55 $33 $6 $47 $95 $261 $13
2 Percent of Total Portfolio 100% 3% 2% 0% 3% 6% 16% 1%
3 Average UPB per loan $154,848 $154,270 $223,688 $197,819 $126,234 $132,838 $169,771 $137,156
4 Fixed Rate (% of total portfolio) 94% 63% 17% 0% 95% 94% 98% 98%
5 Owner Occupied 90% 82% 80% 76% 95% 93% 91% 95%
6 Original Loan-to-Value (OLTV) 75% 73% 74% 71% 81% 80% 107% 107%
7 OLTV > 90% 16% 4% 3% 2% 27% 23% 100% 100%
8 Current Loan-to-Value (CLTV) 69% 86% 91% 84% 82% 79% 97% 102%
9 CLTV > 90% 16% 44% 50% 39% 36% 32% 59% 67%
10 CLTV > 100% 9% 31% 34% 26% 25% 21% 33% 48%
11 CLTV > 110% 5% 21% 21% 17% 16% 13% 20% 31%
12 Average FICO Score
4
739 710 718 707 584 643 725 582
13 FICO < 620
4
3% 5% 3% 4% 100% 0% 5% 100%
Book Year
5
14 2014 1% 0% 0% 0% 0% 1% 1% 0%
15 2013 17% 0% 0% 0% 1% 6% 11% 1%
16 2012 16% 0% 0% 0% 1% 3% 7% 0%
17 2011 7% 0% 0% 0% 1% 2% 2% 0%
18 2010 7% 0% 1% 0% 1% 3% 2% 0%
19 2009 7% 0% 1% 0% 2% 3% 1% 1%
20 New single-family book (2009 to 2014) 55% 0% 2% 0% 6% 18% 24% 2%
21 HARP and other relief refinance loans
6
21% 0% 0% 0% 30% 23% 60% 56%
22 2005 to 2008 Legacy single-family book 15% 84% 94% 71% 43% 39% 10% 26%
23 Pre-2005 Legacy single-family book 9% 16% 4% 29% 21% 20% 6% 16%
24 % of Loans with Credit Enhancement
7
13% 11% 9% 15% 22% 19% 49% 52%
25 % Seriously Delinquent
8
2.20% 9.66% 11.55% 11.67% 9.29% 6.65% 2.93% 8.87%
Total Portfolio
as of
March 31, 2014
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
For a description of Alt-A, see the “Glossary” in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
Represents the FICO score of the borrower at loan origination.  The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded.
Indicates year of loan origination (except for HARP and other relief refinance loans). Calculated based on the loans remaining in the portfolio as of March 31, 2014, rather than all loans originally guaranteed by the company and originated in the respective year.  Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column. Individual book years exclude HARP and other relief refinance loans originated in that year. See endnote (6).
HARP and other relief refinance loans are presented separately rather than in the year in which the refinancing occurred (from 2009 to 2014).  All other refinance loans are presented within the year that the refinancing occurred.
Excludes credit enhancement coverage occurring subsequent to the company’s purchase or guarantee, such as STACR debt notes or other risk transfer transactions
(i.e., K certificate transactions).  Including subsequently obtained coverage, the percentage for the total portfolio with credit enhancement was 19% as of March 31, 2014.
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.
1
2
3
4
5
6
7
8

Single-family credit profile by book year and product
feature
1
Attribute 2014 2013 2012 2011 2010 2009
New single-
family book
(2009 to 2014)
HARP and
other relief
refinance
loans
³
2005 to 2008
Legacy single-
family book
Pre-2005
Legacy single-
family book
1 UPB $ Billions $1,651 $20 $285 $260 $116 $110 $116 $907 $343 $255 $146
2 Original Loan-to-Value (OLTV) 75% 75% 71% 69% 69% 69% 69% 70% 89% 75% 73%
3 OLTV > 90% 16% 14% 10% 7% 5% 4% 3% 7% 45% 11% 11%
4 Current Loan-to-Value (CLTV) 69% 75% 68% 60% 58% 59% 62% 63% 80% 86% 49%
5 CLTV > 100% 9% 0% 0% 0% 0% 0% 1% 0% 20% 28% 2%
6 CLTV > 110% 5% 0% 0% 0% 0% 0% 0% 0% 12% 18% 1%
7 Average FICO Score
4
739 747 754 761 756 754 751 756 735 703 710
8 FICO < 620
4
3% 0% 0% 0% 0% 0% 1% 0% 4% 8% 7%
9 Adjustable-rate 6% 6% 5% 5% 8% 4% 1% 5% 1% 15% 12%
10 Interest-only
5
2% 0% 0% 0% 0% 0% 0% 0% 0% 12% 1%
11 Investor 6% 7% 6% 4% 5% 5% 3% 5% 9% 6% 5%
12 Condo 7% 8% 7% 5% 5% 6% 7% 6% 9% 11% 8%
Geography
13 Arizona, California, Florida & Nevada
6
26% 32% 27% 26% 21% 18% 17% 24% 28% 31% 22%
14 Illinois, Michigan & Ohio
7
10% 8% 10% 10% 9% 10% 9% 10% 13% 9% 14%
15 New York & New Jersey
8
9% 7% 8% 7% 10% 9% 10% 8% 8% 10% 11%
16 All other states 55% 53% 55% 57% 60% 63% 64% 58% 51% 50% 53%
17 % of Loans with Credit Enhancement
9
13% 24% 18% 13% 10% 8% 8% 13% 12% 18% 10%
18 % Seriously Delinquent
10
2.20% 0.00% 0.01% 0.05% 0.20% 0.40% 0.87% 0.24% 0.65% 8.25% 3.16%
Total Portfolio
as of
March 31, 2014
Book Year
²
  Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
Indicates year of loan origination (except for HARP and other relief refinance loans). Calculated based on the loans remaining in the portfolio as of March 31, 2014, rather than all loans originally guaranteed by the company and originated in the respective year.  Individual book years exclude HARP and other relief refinance loans originated in that year.  See endnote (3).
HARP and other relief refinance loans are presented separately rather than in the year in which the refinancing occurred (from 2009 to 2014).  All other refinance loans are presented within the year that the refinancing occurred.
Represents the average of the borrowers’ FICO scores at origination.  The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded.
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
Represents the four states that had the largest cumulative declines in home prices during the housing crisis that began in 2006, as measured using Freddie Mac’s home price index.
Represents selected states in the North Central region that have experienced adverse economic conditions since 2006.
Represents two states with a judicial foreclosure process in which there are a significant number of seriously delinquent loans within Freddie Mac’s single-family credit guarantee portfolio.
Excludes credit enhancement coverage occurring subsequent to the company’s purchase or guarantee, such as STACR debt notes or other risk transfer transactions (i.e., K certificate transactions).  Including subsequently obtained coverage, the percentage for the total portfolio with credit enhancement was 19% as of March 31, 2014.
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
1
2
3
4
5
6
7
8
9
10

Single-family cumulative foreclosure transfer and
short sale rates
1
by book year
2007
2006
2005
2004
2014
2008
2009
2010 2011
2013
2012
1
Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes
Other Guarantee Transactions where loan characteristic data is available.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
12.00%
Yr1
Q1
Yr1
Q3
Yr2
Q1
Yr2
Q3
Yr3
Q1
Yr3
Q3
Yr4
Q1
Yr4
Q3
Yr5
Q1
Yr5
Q3
Yr6
Q1
Yr6
Q3
Yr7
Q1
Yr7
Q3
Yr8
Q1
Yr8
Q3
Yr9
Q1
Yr9
Q3
Yr10
Q1
Yr10
Q3
Yr11
Q1
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Quarter Post Origination

Total Multifamily (MF) Portfolio
UPB $ Billions
Multifamily portfolio composition
$167
$165
$135
$154
$164
$169
$177
$180
12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 03/31/14
MF loan portfolio MF investment securities portfolio MF guarantee portfolio

K-Deal Securitization Volume
¹
UPB $ Billions
Multifamily securitization volume
1
Total UPB represents the total collateral UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
2
Data as of March 31, 2014.
$2.1
$6.4
$13.7
$21.2
$28.0
$3.9
2009 2010 2011 2012 2013 YTD
2014
²

AL
1.0%
AK
0.0%
> 5%
> 3% - 5%
1%
> 1% - 3%
AR
0.1%
AZ
2.0%
CA
7.0%
CO
3.7%
CT
0.3%
DC
1.2%
DE
0.0%
FL
5.5%
GA
6.2%
HI
0.0%
IA
0.9%
ID
<0.1%
IL
1.9%
IN
0.8%
KS
0.1%
KY
0.7%
LA
0.0%
MD
2.4%
ME
0.0%
MI
0.9%
MN
1.4%
MO
0.6%
MS
0.0%
MT
0.0%
NC
2.6%
ND
0.0%
NE
1.1%
NJ
1.2%
NM
0.0%
NV
1.7%
NY
14.1%
OH
5.0%
OK
0.4%
OR
0.9%
PA
1.2%
RI
<0.1%
SC
<0.1%
SD
0.5%
TN
1.7%
TX
23.5%
UT
1.0% VA
2.4%
VT
0.0%
WA
2.0%
WI
0.8%
WV
0.0%
WY
0.1%
NH
0.0%
34
MA 3.0%
MF New Business Volume $3.0B
For the Three Months Ended March 31, 2014
1
Based on the unpaid principal balance (UPB) of the multifamily loan purchases and issuance of other guarantee commitments and other structured securities.
Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.
Multifamily new business volume by state (%)
1

Multifamily mortgage portfolio UPB concentration by
state
1
AL
0.9%
AK
0.0%
AR
0.3%
AZ
2.4%
CA
16.6%
CO
3.0%
CT
0.9%
DC
0.7%
DE
0.2%
FL
7.0%
GA
4.3%
HI
0.2%
IA
0.2%
ID
<0.1%
IL
2.5%
IN
0.7%
KS
0.8%
KY
0.5%
LA
0.7%
MA 1.9%
MD
4.9%
ME
<0.1%
MI
1.0%
MN
1.2%
MO
1.1%
MS
0.3%
MT
<0.1%
NC
2.8%
ND
0.1%
NE
0.5%
NJ
2.7%
NM
0.3%
NV
1.1%
NY
8.5%
OH
2.0%
OK
0.5%
OR
0.9%
PA
2.5%
RI
0.2%
SC
0.9%
SD
<0.1%
TN
1.4%
TX
12.9%
UT
0.6%
VA
5.3%
VT
0.0%
WA
3.4%
WI
0.7%
WV
<0.1%
WY
<0.1%
NH
0.1%
35
5%
2% - 5%
1%
1% - 2%
MF Mortgage Portfolio $132.6B
2
As of March 31, 2014
1
2
Based on the unpaid principal balance (UPB) of unsecuritized mortgage loans, other guarantee commitments, and collateral underlying other structured securities and K  Certificate transactions.  Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.
Consists of the UPB of unsecuritized multifamily loans, other guarantee commitments, and guaranteed Freddie Mac mortgage-related securities.  Excludes the UPB associated with unguaranteed subordinated tranches in K Certificate transactions and other structured securities.

Multifamily mortgage portfolio by attribute
¹
Year of Acquisition or Guarantee
³
1 2007 and prior $40.6 0.43% $34.2 0.24% $33.0 0.15%
2 2008 16.0 0.22 13.2 0.18 12.6 -
3 2009 12.1 - 11.2 - 11.0 -
4 2010 11.8 - 10.9 0.13 10.7 0.07
5 2011 16.9 - 15.9 - 15.7 -
6 2012 25.6 - 23.7 - 23.5 -
7 2013 6.0 - 23.7 - 23.2 -
8 2014 N/A N/A N/A N/A 2.9 -
Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
Maturity Dates
9 2014 $7.1 0.28% $2.1 0.12% $1.4 0.20%
10 2015 9.2 0.15 6.9 0.05 6.5 -
11 2016 12.6 0.05 11.2 - 10.7 -
12 2017 10.6 0.19 10.0 0.43 9.8 0.27
13 2018 17.3 - 17.0 - 16.9 -
14 2019 18.2 - 17.5 0.07 17.6 0.05
15 Beyond 2019 54.0 0.27 68.1 0.09 69.7 0.03
Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
Geography
4
16 California $21.2 0.10% $22.4 0.03% $22.3 - %
17 Texas 16.0 0.13 16.7 0.02 16.9 -
18 New York 10.8 0.09 11.4 0.12 11.5 0.08
19 Florida 9.0 0.04 9.3 0.28 9.2 -
20 Virginia 7.0 - 7.0 0.37 6.9 0.38
21 Maryland 6.6 - 6.7 - 6.5 -
22 All other states 58.4 0.26 59.3 0.08 59.3 0.04
Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
UPB
($ Billions)
March 31, 2014
UPB
($ Billions)
Delinquency
Rate
²
(%)
December 31, 2013
Delinquency
Rate
²
(%)
March 31, 2013
Delinquency
Rate
²
(%)
UPB
($ Billions)
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio.
Presents the six states with the highest UPB at March 31, 2014.
1
2
3
4

Multifamily mortgage portfolio by attribute, continued
Current Loan Size
1 > $25M $49.1 - % $50.6 0.05% $50.1 0.05%
2 > $5M & <= $25M 71.0 0.26 73.2 0.11 73.4 0.03
3 > $3M & <= $5M 5.7 0.17 6.0 0.11 6.0 0.06
4 > $750K & <= $3M 3.0 0.56 2.8 0.17 2.9 0.17
5 <= $750K 0.2 0.37 0.2 0.46 0.2 0.26
6 Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
Legal Structure
7 Unsecuritized Loans $73.7 0.06% $59.2 0.08% $55.9 0.02%
8 K Certificates 41.8 0.06 59.8 0.07 62.8 0.05
9 Other Freddie Mac mortgage-related securities 4.2 3.07 4.8 0.59 4.8 0.28
10 Other guarantee commitments 9.3 - 9.0 - 9.1 -
11 Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
Credit Enhancement
12 Credit Enhanced $52.2 0.34% $70.2 0.11% $73.3 0.07%
13 Non-Credit Enhanced 76.8 0.04 62.6 0.07 59.3 0.02
14 Total $129.0 0.16% $132.8 0.09% $132.6 0.04%
Other
15 Original LTV > 80% $5.6 2.34% $5.6 0.19% $5.6 0.19%
16
Original DSCR below 1.10
³ $2.2 3.76% $2.2 - % $2.2 - %
March 31, 2014
UPB
($ Billions)
Delinquency
Rate
²
(%)
December 31, 2013
Delinquency
Rate
²
(%)
March 31, 2013
Delinquency
Rate
²
(%)
UPB
($ Billions)
UPB
($ Billions)
3
2
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
DSCR – Debt Service Coverage Ratio – is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.
¹

0.00%
Multifamily market and Freddie Mac delinquency rates
Percent
1
38
6.24%
0.83%
0.09%
1
0
2
4
6
8
10
12
14
4Q 2009 2Q 2010 4Q 2010 2Q 2011 4Q 2011 2Q 2012 4Q 2012 2Q 2013 4Q 2013
Freddie Mac (60+ day) FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day) ACLI Investment Bulletin (60+ day)
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Multifamily Mortgage Credit Risk ” in Freddie Mac’s Form 10-K for the year ended December 31,
2013, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at March 31, 2014 was 0.04%.
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI).  Non-Freddie
Mac data is not yet available for the first quarter of 2014.

Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its single-family, multifamily and investment businesses, its loan workout initiatives and other efforts and other programs to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government
(including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-
looking statements it makes to reflect events or circumstances after the date of this presentation.